                                                                   EXHIBIT 10.64
                                                                   -------------

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

[LOGO]

                              [LETTERHEAD OF MCI]

                   SIXTH AMENDMENT TO MCI CARRIER AGREEMENT

This Sixth Amendment is made as of this 11 day of Sept, 1996, between MCI TELECOMMUNICATIONS CORPORATION ("MCI") and ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA (ACCA) ("Customer"), an association of carriers which are subject to the Communications Act of 1934, as amended, with offices located at 111 Congress Avenue, Suite 3000, Austin, Texas 78701.

WHEREAS, Customer and MCI entered into an MCI Carrier Agreement, signed by MCI on November 9, 1995, as heretofore amended (as amended, the "Agreement"); and

WHEREAS, Customer and MCI desire to enter into this Sixth Amendment for the purpose of further amending the Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Customer and MCI agree as follows:

     1. Exhibit C to the Agreement is hereby deleted and replaced by Exhibit C attached to this Sixth Amendment.

     2. Exhibit C.1 to the Agreement is hereby deleted and replaced by Exhibit C-1 attached to this Sixth Amendment.

     3. The terms of this Sixth Amendment will become effective, upon execution and delivery by both parties hereto, as of September 1,1996.

     4. Except as expressly provided in this Sixth Amendment, all of the terms and conditions contained in the Agreement shall remain in full force and effect.

     5. This Sixth Amendment, together with the Agreement, is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter.

     6. This offer will remain open and be capable of being accepted by Customer until September 1, 1996. Any and all prior offers made to Customer, whether written or oral, shall be superseded by this offer. Any further amendments must be in writing and signed by both parties.

                                MCI CONFIDENTIAL

ASSOCIATED COMMUNICATION                     MCI TELECOMMUNICATIONS
COMPANIES OF AMERICA (ACCA)                  CORPORATION

/s/ Mike Newkirk                             /s/ Edward W. Smith
------------------------------               -----------------------------------
Authorized Signature                         Authorized Signature

Mike Newkirk  V.P.                           Edward W. Smith, Director
------------------------------               -----------------------------------
Print Name and Title                         Print Name and Title

     9-11-96                                      9/18/96
------------------------------               -----------------------------------
Date                                         Date

                               MCI CONFIDENTIAL

                                   EXHIBIT C


                         MCI FEATURE CARD SERVICE AND
                     ASSOCIATED FEATURE SERVICES DISCOUNT

A.   MCI Feature Card Service (Option T).

     When used under this Paragraph A, MCI Feature Card Service shall refer to such service only as accessed by dialing the unique 800 access number assigned by MCI to the MCI Feature Card Service.

          1) For domestic (i.e., within the U.S., but excluding Alaska, Hawaii, Puerto Rico and the U.S. Virgin Islands) interstate usage of MCI Feature Card (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service), Customer shall pay a postalized rate of [___] per minute.

          2)(a) For domestic intrastate usage of MCI Feature Card (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service), Customer shall pay standard tariff rates for MCI Feature Card Service in each applicable MCI state tariff.

          (b) Customer shall receive a credit for domestic intrastate usage of MCI Feature Card Service, which when combined with the rates identified in
     2)(a) above, shall yield the postalized rate of [___] per minute (exclusive of monthly recurring charges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service).

          (c) The credit amount provided for in 2)(b) above shall be applied to Customer's domestic interstate monthly usage charges (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities and enhanced feature charges associated with the MCI Feature Card Service). The credit amount in any month shall not exceed such interstate monthly usage charges and shall not be carried forward to any subsequent month.

                                MCI CONFIDENTIAL

          3) For MCI Feature Card Service usage originating in international countries (excluding Canada, Puerto Rico and the U.S. Virgin Islands), Customer will pay standard tariff rates (together with any applicable monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities and enhanced feature charges associated with the MCI Feature Card Service).

          4) During each month of the service term, Customer shall receive a credit calculated by multiplying the discount percentage determined below times Customer's domestic interstate, intrastate (after application of the credit described in Paragraph 2)(b) above) and international usage charges of MCI Feature Card Service (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities, and enhanced feature charges associated with MCI Feature Card Service). The discount percentage shall be as follows:

            Total Revenue                  Discount Percentage
            -------------                  -------------------
     $      [__________]                          [___]
     [_________________]                          [___]
     [_________________]                          [___]
     [_________________]                          [___]
     [_________________]                          [___]
     [_________]                                  [___]

     The credit amount shall be applied to Customer's domestic interstate monthly usage charges (exclusive of monthly recurring charges, taxes, surcharges, installation charges, MCI Feature Card surcharges, Directory Assistance charges, charges for local access/egress services or facilities and enhanced feature charges associated with the MCI Feature Card Service), after application of the credit described in 2)(b) above. The credit amount in any month shall not exceed such interstate monthly usage charges and shall not be carried forward to any subsequent month.

          5) The following MCI Feature Card surcharges shall be charged on all direct dial MCI Feature Card calls.

         From            To                       Dial
         ----            --                       ----
     United States       U.S., Puerto Rico
     ("U.S.")            U.S. Virgin Islands,
                         Alaska and Hawaii        [____]

                               MCI CONFIDENTIAL

     U.S.                U.S., within same state
                         (domestic intrastate)    [____]

     Puerto Rico         U.S.                     [____]

     U.S. Virgin         U.S.                     [____]
     Islands

     U.S., Puerto Rico   Canada
     and U.S. Virgin
     Islands                                      [____]

     U.S., Puerto Rico   International Locations
     arid U.S. Virgin    Other than Canada        [____]
     Islands

     Canada              U.S ., Puerto Rico and
                         U.S. Virgin Islands      [____]

     Canada              International Locations  [____]

          6) The above discounts for MCI Feature Card Service are in lieu of any Tariff discounts including, without limitation, the discounts for MCI Feature Card Service available under MCI VIP, MCI VIP Plus, MCI MOD and MCI CAS Service.

          7) For MCI Feature Card Service, Customer shall pay MCI for the fulfillment costs associated with Customer's usage of MCI Feature Card Service, plus an administrative charge for handling fulfillment in an amount equal to [_____] percent [___] of the fulfillment costs.

          8) For MCI Feature Card Service, MCI shall provide the fraud detection procedures set forth in Exhibit C-1, attached hereto and incorporated herein by reference. Customer shall be responsible for all fraud associated with its usage of MCI Feature Card Service, except as set forth in Exhibit C-I.

B.   Discounts on Non-Tariffed Feature Services.

          1) Customer will be entitled to the following applicable incremental discounts on Customer's usage of non-tariffed Card Feature Services (MCI Messenger Service, *3

                                MCI CONFIDENTIAL

     Flexible Routing for Voice Mail, Voice News Network and Speed Dialing) as determined by Customer's Non-Tariffed Feature Services Monthly Usage (as defined below):

                     Non-Tariffed
                     Feature Services
                     Monthly Usage           Discount
                     -------------           --------
                     [_________________]       [__]
                     [_________________]       [__]
                     [_________________]       [__]
                     [_________________]       [__]
                     [_________________]       [__]
                     [_________________]       [__]
                     [_________]               [__]

     The above discounts shall apply only to Customer's usage of non-tariffed Feature Services provided pursuant to MCI's standard terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges for local access/egress services or facilities associated with non-tariffed Feature Services.

          2) Non-Tariffed Feature Services Monthly Usage shall mean Customer's monthly combined recurring and usage charges for non-tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for MCI Tariff or state tariff services.

C.   Discounts on Tariffed Feature Services.

          1) Customer will be entitled to the following applicable incremental discounts on customers usage of tariffed Card Feature Services (i.e., conference calling) as determined by Customer's Tariffed Feature Services Monthly Usage (as defined below):

                     Tariffed
                     Feature Services
                     Monthly Usage           Discount
                     -------------           --------
                     [_________________]        [__]
                     [_________________]       [___]
                     [_________________]       [___]
                     [_________________]       [___]
                     [_________________]       [___]
                     [_________________]       [___]

                                MCI CONFIDENTIAL

                     [________]                [___]

     The above discounts shall apply only to Customer's usage of tariffed Feature Services provided pursuant to MCI's standard terms and conditions for such services, but not to charges for installation, taxes or surcharges, and charges for local access/egress services or facilities associated with tariffed Feature Services.

          2) Tariffed Feature Services Monthly Usage shall mean Customer's monthly combined recurring and usage charges for tariffed Feature Services at standard pricing but not including taxes (and gross receipts taxes), surcharges, and any charges for MCI Tariff or state tariff services.

                               MCI CONFIDENTIAL

                                  EXHIBIT C-1

                  MCI FEATURE CARD FRAUD DETECTION PROCEDURES
                      ===================================

All calling card calls will be validated by MCI to permit only those calls authorized or facilitated by Associated Communications Companies of America or legitimate card holders. MCI will, at the direction of Member, preclude all calls utilizing expired or terminated calling card numbers compared against an authorized list provided by Member and will be responsible for all fraudulent use, unauthorized use, misuse, or abuse of calling cards occurring after MCI receives actual notice of the expiration or termination of a calling card or receives specifically detailed written notification concerning any card which has been lost, stolen, compromised or which Member has reason to believe is or may be used fraudulently. MCI will deactivate a calling card within four (4) hours of receipt by MCI's Consumer Markets Fraud Detection of a request by Member.

In addition, all calling card calls will be monitored by MCI for fraudulent use, unauthorized use, misuse or abuse on a twenty four (24) hour a day, seven (7) days a week basis. MCI shall establish fraud prevention, detection and minimization procedures so that fraudulent use arising from lost or stolen calling cards and potential disruption to authorized card holders will be minimized.

MCI will not hold the Member responsible for "service fraud" associated with the unauthorized use of an MCI calling card. "Service fraud" can best be described as unauthorized use of an MCI calling card following the involuntary theft or loss of a card which was not intentionally facilitated or impliedly authorized by Member or an authorized user. "Service fraud" often follows the theft of a wallet, purse or briefcase, or sometimes is the result of "shoulder surfing" (thieves observing/recording authorization codes) which occurs at payphones located in airports, bus terminals, train stations and the like. MCI shall not be responsible for losses caused by fraudulent information submitted by a card holder in subscribing for calling card services or for usage which was intentionally facilitated or impliedly authorized by an authorized user.

In the event that MCI is unable to contact Member of suspected abuse of the calling card, in order to minimize potential abuse, MCI will deactivate any calling card which has exceeded established fraud detection parameters or which MCI has reason to believe is or may be used fraudulently.

                                MCI CONFIDENTIAL
                                     C-1-1